                           JOINT REPORTING AGREEMENT


    In consideration of the mutual covenants herein contained, each of the parties hereto represents to and agrees with the other party as follows:

    (a) Such party is eligible to file a statement or statements on Schedule 13D pertaining to the 6% Cumulative Convertible Preferred Stock, $.01 par value per share, of Orchard Supply Hardware Stores Corporation, to which this agreement is an exhibit, for filing of the information contained herein.

    (b) Such party is responsible for timely filing of such statement and any amendments thereto and for the completeness and accuracy of the information concerning such party contained herein, provided that no such party is responsible for the completeness or accuracy of the information concerning the other parties making the filing, unless such party knows or has reason to believe that such information is inaccurate.

    (c) Such party agrees that such statement is filed by and on behalf of each party and that any amendment thereto will be filed on behalf of each such party.

    This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

Dated:  December 29, 1993

                                   FS EQUITY PARTNERS III, L.P.,
                                   a Delaware limited partnership

                                   By:  FS Capital Partners, L.P.
                                   Its: General Partner

                                   By:  FS Holdings, Inc.
                                   Its: General Partner


                                   By:  /s/ William M. Wardlaw
                                        ---------------------------
                                        William M. Wardlaw
                                        Title:  Vice President and Secretary




                                   EXHIBIT 1

                                   FS EQUITY PARTNERS II, L.P.,
                                   a California limited partnership

                                   By:  Freeman Spogli & Co.
                                   Its: General Partner


                                   By:  /s/ William M. Wardlaw
                                        ------------------------------
                                        William M. Wardlaw
                                        Title:  General Partner


                                   FREEMAN SPOGLI & CO.,
                                   a California general partnership


                                   By:  /s/ William M. Wardlaw
                                        ------------------------------
                                        William M. Wardlaw
                                        Title:  General Partner


                                   FS CAPITAL PARTNERS, L.P.,
                                   a California limited partnership

                                   By:  FS Holdings, Inc.
                                   Its: General Partner


                                   By:  /s/ William M. Wardlaw
                                        ------------------------------
                                        William M. Wardlaw
                                        Title:  Vice President and Secretary


                                   FS HOLDINGS, INC.,
                                   a California corporation


                                   By:  /s/ William M. Wardlaw
                                        ------------------------------
                                        William M. Wardlaw
                                        Title:  Vice President and Secretary



                                   BRADFORD M. FREEMAN


                                   /s/ Bradford M. Freeman
                                   -----------------------------------

                                   RONALD P. SPOGLI


                                   /s/ Ronald P. Spogli
                                   -----------------------------------


                                   WILLIAM M. WARDLAW


                                   /s/ William M. Wardlaw
                                   -----------------------------------


                                   J. FREDERICK SIMMONS


                                   /s/ J. Frederick Simmons
                                   -----------------------------------


                                   JOHN M. ROTH


                                   /s/ John M. Roth
                                   -----------------------------------